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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2002




 Commission File       Exact Name of Registrant as Specified in its          State of             I.R.S. Employer
     Number               Charter, Principal Office Address and            Incorporation         Identification No.
                                     Telephone Number
------------------    -----------------------------------------------    ------------------    -----------------------
   1-16827                  Premcor Inc.                                     Delaware                43-1851087
                            1700 East Putnam Avenue  Suite 500
                            Old Greenwich, Connecticut 06870
                            (203) 698-7500

   1-13514                  Premcor USA Inc.                                 Delaware                43-1495734
                            1700 East Putnam Avenue  Suite 500
                            Old Greenwich, Connecticut 06870
                            (203) 698-7500

   1-11392                  The Premcor Refining Group Inc.                  Delaware                43-1491230
                            1700 East Putnam Avenue  Suite 500
                            Old Greenwich, Connecticut 06870
                            (203) 698-7500



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                                   Page 1 of 4

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Item 5. Other Events

     On November 26, 2002, Premcor Inc. announced that it had executed a definitive agreement with The Williams Companies, Inc. for the purchase of the Williams Memphis, Tennessee refinery and related supply and distribution assets. A copy of Premcor Inc.'s press release making such announcement is attached hereto as Exhibit 99.

     Premcor Inc. owns all of the outstanding common stock of Premcor USA Inc., and Premcor USA Inc. owns all of the outstanding common stock of The Premcor Refining Group Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Premcor Inc.
                                                   Premcor USA Inc.
                                            The Premcor Refining Group Inc.
                                                   (Co-Registrants)




                                           /s/ Dennis R. Eichholz
                                           ----------------------------------
                                           Dennis R. Eichholz
                                           Controller (principal
                                             accounting officer and
                                             duly authorized officer)



November 26, 2002





















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                                  Exhibit Index

    Exhibit No.                    Description

      99            Press release dated as of November 26, 2002































                                   Page 4 of 4